Corporate Presentation January 8, 2016

This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of preclinical and clinical studies and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; anticipated milestones; and all other statements regarding our objectives, strategies, prospects, future operations, future financial performance, future financial position and other future events (including our assumptions relating thereto). Forward-looking statements are based upon our current expectations, intentions and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to successfully complete the additional toxicology study requested by the FDA and to adequately address the FDA’s other feedback relating to our IND for FCX-007; the outcome of the FDA’s review of our IND for FCX-007 and approval to commence the Phase I/II trial; varying interpretation of clinical and preclinical data; the risk that results seen in preclinical studies may not be replicated in humans; uncertainties relating to the initiation and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; our ability to maintain our collaboration with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q, which are available through the “Investors & Media—SEC filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made during this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, whether as a result of new information, future developments or otherwise. 2 Forward-Looking Statements

Company Highlights • Cell and gene therapy company developing a pipeline of autologous biologics—based on a proprietary fibroblast platform—for localized treatment of connective tissue and joint diseases • Phase II azficel-T sBLA program for Chronic Dysphonia Phase II data expected in 2Q16 • FCX-007 for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Granted rare pediatric disease designation by FDA Collaboration with Intrexon Corporation (NYSE: XON); expect to initiate Phase I/II trial in 2Q16 • FCX-013 for Linear Scleroderma Collaboration with Intrexon; proof-of-concept expected 1H16; IND planned 4Q16 • New ECC program with Intrexon for chronic inflammatory & degenerative diseases of the joint, including arthritis and related conditions Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy 3

Autologous Fibroblasts as a Platform for Therapy • Fibroblasts repair tissue infrastructure by producing extracellular matrix proteins including collagen and growth factors •Most common cell in skin and connective tissue •Key advantages of our autologous fibroblast/gene-therapy approach Localized injection (avoids systemic delivery) Reduced rejection concern Monogenic (one gene) disorder with a known mechanism of action Fibroblasts are genetically-modified ex vivo, with safety testing prior to administration Protein target characterized by multiple assays •We are using our proprietary technology to create personalized biologics 4

Two Product Engines – Multiple Therapeutics in Development 5 Dermal fibroblast cells are removed from patient. The fibroblasts are expanded in the laboratory. The expanded fibroblasts are administered into the patient–delivering localized therapy that is compatible with the patient’s unique biology. A vector is created using a self–inactivating (SIN) lentivirus modified to encode a targeted protein. The vector is introduced to the fibroblast cell culture and delivers the therapeutic gene to the patient’s cells ex vivo, where it expresses the targeted protein. * azficel-T BLA currently approved to treatment of nasolabial fold wrinkles in adults.

Development Pipeline 6 Personalized Biologics Indication Product Development Pre-Clinical Development Phase I Phase II Phase III azficel-T sBLA* Chronic Dysphonia FCX-007 √ Orphan Product Candidate Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 √ Linear Scleroderma New ECC Program√ Chronic Inflammatory and Degenerative Diseases of the Joint * azficel-T BLA currently FDA-approved for the treatment of nasolabial fold wrinkles in adults √ Program partnered with Intrexon Initiate Product Development in 1Q2016

Chronic Dysphonia due to Vocal Cord Scarring 7 Disease Current Treatments Epidemiology Damage to the fibroblast layer causes scarring and edema, which limits air flow and results in severe and significant limitations in voice quality, often loss of voice Current treatments only address symptoms: • Voice therapy • Surgery  Injection (collagen, fat, calcium, hyaluronic acid)  Implant (PTFE, silastic) Prevalence of ~125,000 (U.S.) suffering with chronic dysphonia caused by benign vocal fold lesions1 Healthy Vocal Fold Scarred Vocal Fold

Clinical Data Support Our Approach in Chronic Dysphonia Positive Phase I clinical trial results published in peer-reviewed journal2 • Injection of azficel-T into scarred fold lamina propria layer was found to be safe and well-tolerated in trial (n=5) All patients completed the trial No serious adverse events reported •Positive trend of sustained improvement Sustained improvement from month 3 through month 12 was noted in a majority of patients in the mucosal wave grade assessment, voice handicap index and patient-assessed voice quality Primary endpoint data summary (N=5) 8 Scale Mean Baseline Result Mean 4 mos Result (change from baseline) Mean 12 mos Result (change from baseline) Mucosal Wave Grade* 1.3 3 (1.7) 3.22 (1.92) Voice Handicap Index# 83.8 55.8 (-28) 52.6 (-31.2) * Measured on a 1-5 scale, 1 = wave absent and 5 = wave normal. # Subject scored over 30 items from 0-4. A reduction in score is an improvement in voice quality. An 18-point change is considered significant.

Chronic Dysphonia—Phase II Trial 9 • Fully enrolled 20+ subjects One dose per vocal fold per month x 3 treatments Dosing completed •Double-blind, randomized, placebo-controlled • Four-month efficacy endpoint on three different scales: Voice Handicap Index (validated) Mucosal Wave Grade GRBAS (grade, roughness, breathiness, asthenia & strain) (validated) • Expect to report primary endpoint results in 2Q16

Recessive Dystrophic Epidermolysis Bullosa

FIBROCELL


NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Dermal-Epidermal Junction
Laminin 5/332
Collagen I/III
Anchoring Fibrils–Collagen VII
Fibroblasts
BLISTER

© 2015 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that leads to death • Diagnosed at infancy • High mortality rate	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[3] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[4] • **RDEB** ~1,100 – 2,500 US[5]

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FCX-007 Providing Hope for RDEB Patients 11 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector containing the gene for COL7A1 Simple, local injection to the papillary dermis

COL7 Expression Confirmation 12 COL7 Trimer Culture supernatant evaluated for COL7 expression • ELISA assay indicates virus dose-dependent protein expression • Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7

FCX-007 In Vitro Results Summary 13 Results Suggest* Ability to successfully make the vector Ability for full-scale FCX-007 production Full gene integration into cell genome COL7 is being produced from FCX-007 COL7 produced from FCX-007 is the correct size and structure COL7 produced from FCX-007 is functional Study results are reproducible *V.K. Dailey, M. Chakiath, A. Elayadi, PhD, S. Krishnan, MS, J. Maslowski, MS, M. P. Marinkovich, MD. Development of a Genetically-Modified Human Dermal Fibroblast for the Treatment of Recessive Dystrophic Epidermolysis Bullosa. Poster presented at the European Society of Human Genetics, Glasgow, Scotland, United Kingdom, June 8, 2015.

Positive Pre-Clinical Results & Next Steps Toxicity • Hybrid pharmacology/toxicology study with SCID mice grafted with normal human skin graft and injected with FCX-007 to determine toxicity and systemic distribution of vector • Results  No adverse observations at 2 and 6 weeks post-injection  No apparent vector distribution based on qPCR of organ samples Proof-of-Concept • SCID mice grafted with human RDEB skin substitutes and injected with FCX-007 • Results  Production of COL7 observed in vivo  COL7 detected in the dermal-epidermal junction Next Steps • Perform toxicology-specific mouse study in non-grafted SCID mice (study initiated) • Expect to amend IND to include new toxicology data in 1Q16 • Expect to initiate Phase I/II trial in 2Q16 14

FCX-007 Proposed Clinical Trial Design 15 Title A Phase I/II Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Statement of Purpose The purpose of this study is threefold: 1) To evaluate the safety of FCX-007 2) To evaluate COL7 expression & presence of anchoring fibrils resulting from FCX-007 3) To analyze wound healing as a result of FCX-007 administration Objectives Primary 1) The primary objective of this protocol is to evaluate the safety of FCX-007 Secondary 1) To evaluate mechanism of action of FCX-007 at weeks 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-subject paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase I and to wounds administered sterile saline in Phase II through the evaluation of digital imaging of wounds Number of Subjects Nine (three adults in Phase I followed by six pediatrics in Phase II)

Linear Scleroderma

FIBROCELL

Disease

- Excess production of extracellular matrix characterized by skin fibrosis and linear scars
- The linear areas of skin thickening may extend to underlying tissue and muscle in children which may impair growth in affected legs and arms or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments only address symptoms:

- Systemic or topical corticosteroids
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~200,000 sufferers US[6] comprised of many different sub-types
  - **Linear Scleroderma** Initial target for FCX-013 is a group of ~40,000 patients who have scleroderma over a major joint and exhibit severe joint pain[7]

Photo: © 2015 American College of Rheumatology. Used with permission.

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FCX-013 Development Progressing 17 •Demonstrated protein expression •Product profile Genetically-modified autologous dermal fibroblasts Gene construct identified, target gene selected Preparing scale-up manufacturing using lentivirus • Animal model in development •Anticipated milestones Proof-of-concept animal study data 1H16  IND submission in 4Q16

New ECC with Intrexon 18 • Focused on addressing chronic inflammation and degenerative diseases of the joint  Arthritis (characterized by joint inflammation, pain and decreased range of motion) is the leading cause of disability in the U.S. affecting > 52 million adults and 300,000 children • Collaboration combines Fibrocell’s expertise in autologous cell manufacturing with Intrexon’s cellular engineering to develop localized, engineered cell-based therapies • Current therapies focus on limiting symptoms and slowing disease progression TNF inhibitors (leading class of drugs) delivered systemically and impact immune system •Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Initiate program in early 2016, including protein selection, assay development, animal studies and CMC

Anticipated Milestones & Corporate Information 19 •Unaudited Cash = $29.3 million at 31 Dec 2015  $10 million fee paid to XON in Jan 2016 for new ECC •43.9 million common shares of FCSC outstanding at 30 Sept 2015  5.9 million warrants; 3.2 million options Anticipated Milestones Timing FCX-007 Phase I/II Trial Initiation 2Q16 azficel-T sBLA Phase II Data 2Q16 FCX-013 Proof-of-Concept Data 1H16 FCX-013 IND Submission 4Q16

Company Highlights • Cell and gene therapy company developing a pipeline of autologous biologics—based on a proprietary fibroblast platform—for localized treatment of connective tissue and joint diseases • Phase II azficel-T sBLA program for Chronic Dysphonia Phase II data expected in 2Q16 • FCX-007 for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Granted rare pediatric disease designation by FDA Collaboration with Intrexon Corporation (NYSE: XON); expect to initiate Phase I/II trial in 2Q16 • FCX-013 for Linear Scleroderma Collaboration with Intrexon; proof-of-concept expected 1H16; IND planned 4Q16 • New ECC program with Intrexon for chronic inflammatory & degenerative diseases of the joint, including arthritis and related conditions Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy 20

References 1Data on file. Fibrocell Science, Inc. 2Chhetri, Dinesh, Injection of Cultured Autologous Fibroblasts for Human Vocal Fold Scars. The Laryngoscope 121(4):785-792, 2011. 3 The Dystrophic Epidermolysis Research Association of America (DebRA). DEB brochure, page 6: http://www.debra.org/pdfs/Debra-of-America-Brochure.pdf; accessed 07/20/15. 4 DEBRA International. What is EB Infographic: http://www.debra-international.org/epidermolysis-bullosa.html.; accessed 10/06/2014. 5Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 6The Scleroderma Foundation. What is Scleroderma? http://www.scleroderma.org/site/PageServer?pagename=patients_whatis#.VaUwk7BFBMw, paragraph 6; accessed 10/09/2014—states, “It’s estimated that about 300,000 Americans have scleroderma. About one third of those people have the systemic form of scleroderma (i.e., 200,000 have a form of localized scleroderma).“ 7The Scleroderma Foundation. “Localized Scleroderma” brochure, pages 4, 6-7: http://www.scleroderma.org/site/DocServer/Localized.pdf?docID=317; accessed 07/20/15—states, “Some patients with localized scleroderma, an estimated 10 to 20 percent (20% of 200,000 = 40,000 patients), develop joint pain (arthralgia) during the course of their disease.” 21